UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2007

TERADATA CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Company is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K and item 7.01 “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On October 30, 2007, the Company issued a press release setting forth its third quarter 2007 revenue and earnings per share amounts along with its forecast for 2007 full-year revenue and earnings per share. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth above under Item 2.02 “Results of Operations and Financial Condition” is furnished pursuant to this Item 7.01 and Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated October 30, 2007, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: October 30, 2007	By:	/s/ Stephen Scheppmann
Stephen Scheppmann
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 30, 2007, issued by the Company.